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Exhibit 10.03

$100,000.00	February 9, 2000

PROMISSORY NOTE

    FOR VALUE RECEIVED, the undersigned, TIM CAMERON (the "Maker"), hereby promises to pay to the order of ZAMBA CORPORATION, a Delaware corporation, or registered assigns (the "Holder"), the principal sum of ONE HUNDRED THOUSAND DOLLARS (the "Note Amount") in TWELVE (12) monthly payments of principal and interest in the amount noted on the below payment schedule (the "Payment Amount"), commencing on AUGUST 10, 2000, and ending on JULY 10, 2001 (the "Maturity Date"). Interest shall be calculated at the rate equal to the Prime Rate, which for purposes of this Note, shall mean the rate published by the Wall Street Journal as of the date of this Note.

Payment Schedule

		Principal payment	Interest payment	Payment Amount	Balance remaining
					100,000.00
Pymt 1	08/10/00	8,333.33	4,375.00	12,708.33	91,666.67
Pymt 2	09/10/00	8,333.33	668.40	9,001.73	83,333.34
Pymt 3	10/10/00	8,333.33	607.64	8,940.97	75,000.01
Pymt 4	11/10/00	8,333.33	546.88	8,880.21	66,666.68
Pymt 5	12/10/00	8,333.33	486.11	8,819.44	58,333.35
Pymt 6	01/10/01	8,333.33	425.35	8,758.68	50,000.02
Pymt 7	02/10/01	8,333.33	364.58	8,697.91	41,666.69
Pymt 8	03/10/01	8,333.33	303.82	8,637.15	33,333.36
Pymt 9	04/10/01	8,333.34	243.06	8,576.40	25,000.02
Pymt 10	05/10/01	8,333.34	182.29	8,515.63	16,666.68
Pymt 11	06/10/01	8,333.34	121.53	8,454.87	8,333.34
Pymt 12	07/10/01	8,333.34	60.76	8,394.10	0
		100,000.00	8,385.42	108,385.42

    All payments made hereunder shall be made in lawful currency of the United States of America in cash or by check payable to the Holder, Attn: Controller, 7301 Ohms Lane, Suite 200, Minneapolis, Minnesota 55439, or at such other place as the registered holder may designate in writing. The Maker reserves the right to prepay all or any portion of this Note at any time and from time to time without premium or penalty of any kind, provided that interest shall continue to accrue on the original Note Amount unless accrued interest is added to the amount prepaid. Prepayment shall not change the Payment Amount, but may change the number of payments required.

    No delay or failure by the registered Holder in exercising any right, power, privilege or remedy hereunder shall affect such right, power, privilege or remedy or be deemed to be a waiver of the same or any part thereof, nor shall any single or partial exercise thereof or any failure to exercise the same in any instance preclude any further or future exercise thereof, or exercise of any other right, power, privilege or remedy, and the rights and privileges provided for hereunder are cumulative and not exclusive. The delay or failure to exercise any right hereunder shall not waive such right.

    By executing this Note the Maker represents to the registered Holder that he is duly authorized and empowered to execute and deliver this Note and that this Note constitutes the legal and binding obligation of the Maker, enforceable against the Maker in accordance with its terms.

    THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.

    IN WITNESS WHEREOF, the undersigned has duly caused this Note to be executed and delivered at the place specified above and as of the date first written above.

By	/S/ TIM CAMERON
Tim Cameron

$200,000.00	April 28, 2000

PROMISSORY NOTE

    FOR VALUE RECEIVED, the undersigned, TIM CAMERON (the "Maker"), hereby promises to pay to the order of ZAMBA CORPORATION, a Delaware corporation, or registered assigns (the "Holder"), the principal sum of TWO HUNDRED THOUSAND DOLLARS (the "Note Amount) in One (1) payment of principal and interest in the amount of $202,250 on the earlier of the Maker's separation of employment with the Holder, or June 29, 2000. Interest shall be calculated at an annual rate of 9.00%

    The payment made hereunder shall be made in lawful currency of the United States of America in cash or by check payable to the Holder, Attn: Controller, 7301 Ohms Lane, Suite 200, Minneapolis, Minnesota 55439, or at such other place as the registered holder may designate in writing. The Maker reserves the right to prepay all or any portion of this Note at any time and from time to time without premium or penalty of any kind, provided that interest shall continue to accrue on the original Note Amount unless accrued interest is added to the amount prepaid. Prepayment shall not change the Payment Amount, but may change the number of payments required.

    By executing this Note the Maker represents to the registered Holder that he is duly authorized and empowered to execute and deliver this Note and that this Note constitutes the legal and binding obligation of the Maker, enforceable against the Maker in accordance with its terms.

    This Note is secured by a Mortgage dated (omitted), 2000 from the Maker and Maker's spouse as mortgagor to the Holder as mortgagee, together with any renewals, amendments or replacements thereof, and is subject to acceleration as provided therein (the "Mortgage").

    In the event of any default in the payment of any principal, interest or other indebtedness due hereunder, or in the event of a default under the Mortgage, then the Holder may, at its right and option, declare immediately and payable the principal balance of this Note and interest accrued thereon, and all other sums due on the Note and Mortgage.

    The Maker hereby waives demand, presentment, notice of nonpayment, protest, notice of protest, notice of dishonor and diligence in collection and agree that without any notice the Holder hereof may take and/or release additional security herefor or the Holder hereof may, from time to time, release any part or parts of the property and interests subject to the Mortgage with or without consideration and that in any such case the Maker shall remain liable to pay the unpaid balance of the indebtedness evidenced hereby as so additionally secured, extended, renewed or modified and notwithstanding any such release.

    The remedies of the Holder, as provided herein and in the Mortgage, shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall occur. The Holder may, in its discretion, waive any default hereunder and its consequences and rescind any declaration of acceleration of principal; provided, however, that no action or inaction by the Holder shall be deemed a waiver of any of the Holder's rights or remedies unless the Holder specifically agrees in writing that such action or inaction shall constitute a waiver of its rights or remedies. Any waiver shall only apply to the particular instance for which it was agreed. No delay in exercising and no failure in exercising any right or remedy hereunder or afforded by law shall be a waiver of or preclude the exercise of any right or remedy hereunder or provided by law, whether on such occasion or any future occasion, nor shall such delay be construed as a waiver of any default or acquiescence therein. The exercise or the beginning of the exercise of one right or remedy shall not be deemed a waiver of the right to exercise at the same time or thereafter any other right or remedy.

    This Note may be prepaid, in whole or in part, at any time, without penalty or premium.

    The Maker shall pay any attorneys' fees incurred by the Holder in enforcing the provisions of or collecting amounts due under this Note or the Mortgage, whether suit be brought or not.

    This Note may be assigned by the Holder from time to time by an endorsement hereon or by other writing; provided that notice of such assignment shall be given in writing to the Maker. The obligations of the Maker hereunder may not be assigned by the Borrower without the written consent thereto by the Holder.

    THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.

    IN WITNESS WHEREOF, the undersigned has duly caused this Note to be executed and delivered at the place specified above and as of the date first written above.

By	/S/ TIM CAMERON
Tim Cameron

$267,000.00	April 28, 2000

PROMISSORY NOTE

    FOR VALUE RECEIVED, the undersigned, TIM CAMERON (the "Maker"), hereby promises to pay to the order of ZAMBA CORPORATION, a Delaware corporation, or registered assigns (the "Holder"), the principal sum of TWO HUNDRED SIXTY SEVEN THOUSAND DOLLARS (the "Note Amount) in One (1) payment of principal and interest in the amount of $317,223 on the earlier of the Maker's separation of employment with the Holder, or April 28, 2002. Interest shall be calculated at an annual rate of 9.00%

    The payment made hereunder shall be made in lawful currency of the United States of America in cash or by check payable to the Holder, Attn: Controller, 7301 Ohms Lane, Suite 200, Minneapolis, Minnesota 55439, or at such other place as the registered holder may designate in writing. The Maker reserves the right to prepay all or any portion of this Note at any time and from time to time without premium or penalty of any kind, provided that interest shall continue to accrue on the original Note Amount unless accrued interest is added to the amount prepaid. Prepayment shall not change the Payment Amount, but may change the number of payments required.

    By executing this Note the Maker represents to the registered Holder that he is duly authorized and empowered to execute and deliver this Note and that this Note constitutes the legal and binding obligation of the Maker, enforceable against the Maker in accordance with its terms.

    This Note is secured by a Mortgage dated (omitted), 2000 from the Maker and Maker's spouse as mortgagor to the Holder as mortgagee, together with any renewals, amendments or replacements thereof, and is subject to acceleration as provided therein (the "Mortgage").

    In the event of any default in the payment of any principal, interest or other indebtedness due hereunder, or in the event of a default under the Mortgage, then the Holder may, at its right and option, declare immediately and payable the principal balance of this Note and interest accrued thereon, and all other sums due on the Note and Mortgage.

    The Maker hereby waives demand, presentment, notice of nonpayment, protest, notice of protest, notice of dishonor and diligence in collection and agree that without any notice the Holder hereof may take and/or release additional security herefor or the Holder hereof may, from time to time, release any part or parts of the property and interests subject to the Mortgage with or without consideration and that in any such case the Maker shall remain liable to pay the unpaid balance of the indebtedness evidenced hereby as so additionally secured, extended, renewed or modified and notwithstanding any such release.

    The remedies of the Holder, as provided herein and in the Mortgage, shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall occur. The Holder may, in its discretion, waive any default hereunder and its consequences and rescind any declaration of acceleration of principal; provided, however, that no action or inaction by the Holder shall be deemed a waiver of any of the Holder's rights or remedies unless the Holder specifically agrees in writing that such action or inaction shall constitute a waiver of its rights or remedies. Any waiver shall only apply to the particular instance for which it was agreed. No delay in exercising and no failure in exercising any right or remedy hereunder or afforded by law shall be a waiver of or preclude the exercise of any right or remedy hereunder or provided by law, whether on such occasion or any future occasion, nor shall such delay be construed as a waiver of any default or acquiescence therein. The exercise or the beginning of the exercise of one right or remedy shall not be deemed a waiver of the right to exercise at the same time or thereafter any other right or remedy.

    This Note may be prepaid, in whole or in part, at any time, without penalty or premium.

    The Maker shall pay any attorneys' fees incurred by the Holder in enforcing the provisions of or collecting amounts due under this Note or the Mortgage, whether suit be brought or not.

    This Note may be assigned by the Holder from time to time by an endorsement hereon or by other writing; provided that notice of such assignment shall be given in writing to the Maker. The obligations of the Maker hereunder may not be assigned by the Borrower without the written consent thereto by the Holder.

    THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.

    IN WITNESS WHEREOF, the undersigned has duly caused this Note to be executed and delivered at the place specified above and as of the date first written above.

By	/S/ TIM CAMERON
Tim Cameron

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